                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported)   April 19, 2001
                                                          --------------



                     Registrant, State of Incorporation, Address of
Commission File      Principal Executive Offices and Telephone                 I.R.S. employer
Number               Number                                                    Identification Number

1-8788               SIERRA PACIFIC RESOURCES                                    88-0198358
                     P.O. Box 10100
                     (6100 Neil Road)
                     Reno, Nevada 89520-0400 (89511)
                     (775) 834-4011

1-4698               NEVADA POWER COMPANY                                        88-0045330
                     6226 West Sahara Avenue
                     Las Vegas, Nevada 89146
                     (702) 367-5000

0-508                SIERRA PACIFIC POWER COMPANY                                88-0044418
                     P.O. Box 10100
                     (6100 Neil Road)
                     Reno, Nevada 89520-0400 (89511)
                     (775) 834-4011


                                     None
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
---------------------

Nevada Legislative Activity

     On April 18, 2001, Sierra Pacific Resources (the parent corporation of Nevada Power Company (NVP) and Sierra Pacific Power Company (SPPC)) issued a press release announcing that Assembly Bill 369 (AB 369) was passed by the Nevada Legislature, signed by Governor Guinn, and is effective immediately. AB 369 ends utility deregulation in Nevada and prohibits NVP and SPPC from selling their electric generation plants until July 1, 2003. After that date, sales of generation plants would still require the prior approval of the Public Utilities Commission of Nevada (PUCN). The legislation also (1) establishes deferred energy accounting for the utilities which allows them to recover costs for wholesale power over time, (2) establishes as NVP and SPPC's base rates the rates in effect as of March 1, 2001 (including the Comprehensive Energy Plan
(CEP) rider and previously filed fuel and purchased power riders through April 1, 2001), (3) provides that the PUCN will take no further action on the NVP and SPPC CEP, and (4) terminates the filing of fuel and purchased power riders by the two utilities pursuant to their earlier settlement with the PUCN.

     A copy of the press release, dated April 18, 2001, is attached as Exhibit
99.1 hereto. Information regarding the history and contents of AB 369 may be found at www.leg.state.nv.us.
         -------------------



Item 7. Financial Statements and Exhibits
-----------------------------------------


      (a)  Financial Statements of Businesses Acquired.
           -------------------------------------------

           Not required

      (b)  Pro forma financial information.
           -------------------------------

           Not required

      (c)  Exhibits.
           --------

           99.1 Sierra Pacific Resources- Press Release issued April 18, 2001

                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Sierra Pacific Resources
                                            ------------------------
                                                (Registrant)

Date:  April 20, 2001                 By: /s/ Mark A. Ruelle
       --------------                     --------------------------
                                                Mark A. Ruelle
                                            Senior Vice President
                                                  Treasurer
                                           Chief Financial Officer
                                         (Principal Financial Officer)


                                              Nevada Power Company
                                              --------------------
                                                 (Registrant)


Date:  April 20, 2001                 By: /s/ Mark A. Ruelle
       --------------                     --------------------------
                                                Mark A. Ruelle
                                            Senior Vice President
                                                  Treasurer
                                           Chief Financial Officer
                                         (Principal Financial Officer)

                                        Sierra Pacific Power Company
                                        ----------------------------
                                                (Registrant)

Date:  April 20, 2001                 By: /s/ Mark A. Ruelle
       --------------                     --------------------------
                                                Mark A. Ruelle
                                            Senior Vice President
                                                  Treasurer
                                           Chief Financial Officer
                                         (Principal Financial Officer)

                                 Exhibit Index
                                 -------------

Exhibit 99.1

     Sierra Pacific Resources- Press Release issued April 18, 2001.